Vanguard ® Target Retirement Funds
SUPPLEMENT TO THE PROSPECTUS

New Target Index for One of Vanguard Target Retirement Funds’ Underlying Funds

Each of the Target Retirement Funds invests a portion of its assets in Vanguard Total Stock Market Index Fund, which has begun tracking its new target index, the Morgan Stanley Capital International ® (MSCI ® ) US Broad Market Index, previously approved by that fund’s board of trustees. The board believes that the new index uses a construction methodology that is superior to the methodology used by the previous index.

    The new index, like the previous index, measures the performance of the overall stock market, so the investment objectives and risks described in the Target Retirement Funds’ current prospectuses have not changed. That said, Vanguard Total Stock Market Index Fund’s new target index could provide different investment returns (either lower or higher) or different levels of volatility from those of its previous index. Because the fund constitutes only a portion of each Target Retirement Fund, the possible effects should be limited proportionately.

    Additional information about the new index is available on Vanguard.com ® .

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities.

© 2005 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PSA308 042005